Scharf ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	21,209	$ 10,805,137

Broadline Retail - 4.5%
Amazon.com, Inc. (a)	123,957	29,543,911

Building Products - 1.3%
A O Smith Corp.	129,648	8,131,523

Capital Markets - 6.5%
Brookfield Corp.	658,005	28,024,433
CME Group, Inc.	63,203	13,957,118
		41,981,551

Entertainment - 2.0%
Walt Disney Co.	138,354	13,316,573

Financial Services - 4.9%
Berkshire Hathaway, Inc. - Class B (a)	6,913	3,459,196
Visa, Inc. - Class A	83,017	28,482,303
		31,941,499

Food Products - 2.0%
Hershey Co.	73,121	12,829,079

Ground Transportation - 8.3%
U-Haul Holding Co.	306,335	17,675,530
Union Pacific Corp.	133,973	36,440,656
		54,116,186

Health Care Equipment & Supplies - 2.2%
Stryker Corp.	46,320	14,583,389

Health Care Providers & Services - 10.5%
Centene Corp. (a)	349,535	22,436,652
McKesson Corp.	35,623	26,916,739
UnitedHealth Group, Inc.	45,874	19,066,610
		68,420,001

Insurance - 14.5%
Aon PLC - Class A	51,909	17,217,696
Chubb Ltd.	80,455	27,414,237
Markel Group, Inc. (a)	17,997	35,148,321
Marsh & McLennan Cos., Inc.	89,066	14,844,630
		94,624,884

Interactive Media & Services - 3.8%
Meta Platforms, Inc. - Class A	43,367	24,428,197

Life Sciences Tools & Services - 5.8%

Agilent Technologies, Inc.	172,044		22,852,604
Thermo Fisher Scientific, Inc.	29,394		14,736,976
			37,589,580

Machinery - 3.3%
Otis Worldwide Corp.	299,532		21,446,491

Metals & Mining - 2.9%
Franco-Nevada Corp.	89,423		18,639,330

Oil, Gas & Consumable Fuels - 5.5%
Occidental Petroleum Corp.	736,986		35,795,410

Pharmaceuticals - 3.6%
Novartis AG - ADR	43,917		6,882,672
Zoetis, Inc.	229,949		16,524,135
			23,406,807

Semiconductors & Semiconductor Equipment - 1.1%
SK hynix, Inc. - GDR (b)	4,082		7,322,601

Software - 6.8%
Adobe, Inc. (a)	84,506		17,325,420
Microsoft Corp.	72,893		27,190,547
			44,515,967

Technology Hardware, Storage & Peripherals - 0.9%
Samsung Electronics Co. Ltd. (a)	1,747		6,053,355
TOTAL COMMON STOCKS (Cost $522,863,961)			599,491,471

PREFERRED STOCKS - 3.8%
Technology Hardware, Storage & Peripherals - 3.8%
Samsung Electronics Co. Ltd., 1.65%	179,845		24,609,269
TOTAL PREFERRED STOCKS (Cost $4,370,240)			24,609,269

EXCHANGE TRADED FUNDS - 1.4%
SPDR Gold MiniShares Trust (a)	119,463		9,487,751
TOTAL EXCHANGE TRADED FUNDS (Cost $10,661,868)			9,487,751

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.6%
First American Treasury Obligations Fund - Class Z, 3.54% (c)	16,619,648		16,619,648
TOTAL MONEY MARKET FUNDS (Cost $16,619,648)			16,619,648

TOTAL INVESTMENTS - 99.9% (Cost $554,515,717)			650,208,139
Other Assets in Excess of Liabilities - 0.1%		0.00108	705,771
TOTAL NET ASSETS - 100.0%			$ 650,913,910

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $7,322,601 or 1.1% of the Fund’s net assets.

(c)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Scharf ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 599,491,471	$ –	$ –	$ 599,491,471
Preferred Stocks	24,609,269	–	–	24,609,269
Exchange Traded Funds	9,487,751	–	–	9,487,751
Money Market Funds	16,619,648	–	–	16,619,648
Total Investments	$ 650,208,139	$ –	$ –	$ 650,208,139